CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the of Smith Barney Investment Series - Smith Barney Premier Selections All Cap Growth Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                         Chief Financial Officer
Smith Barney Investment Series -                Smith Barney Investment Series -
Smith Barney Premier Selections                 Smith Barney Premier Selections
All Cap Growth Portfolio                        All Cap Growth Portfolio

/s/ R. Jay Gerken                               /s/ Richard Peteka
---------------------------                     ----------------------------
R. Jay Gerken                                   Richard Peteka
Date: July 2, 2003                              Date: July 2, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Smith Barney Investment Series - Smith Barney Premier Selections All Cap Growth Portfolio and will be retained by Smith Barney Investment Series - Smith Barney Premier Selections All Cap Growth Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the of Smith Barney Investment Series - Smith Barney Large Cap Core Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Smith Barney Investment Series -           Smith Barney Investment Series -
Smith Barney Large Cap Core Portfolio      Smith Barney Large Cap Core Portfolio



/s/ R. Jay Gerken                          /s/ Richard Peteka
---------------------------                --------------------------------
R. Jay Gerken                              Richard Peteka
Date: July 2, 2003                         Date: July 2, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Smith Barney Investment Series - Smith Barney Large Cap Core Portfolio and will be retained by Smith Barney Investment Series - Smith Barney Large Cap Core Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the of Smith Barney Investment Series - Smith Barney Growth and Income Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                        Chief Financial Officer
Smith Barney Investment Series -               Smith Barney Investment Series -
Smith Barney Growth and Income                 Smith Barney Growth and Income
Portfolio                                      Portfolio

/s/ R. Jay Gerken                              /s/ Richard Peteka
-------------------------------                --------------------------------
R. Jay Gerken                                  Richard Peteka
Date: July 2, 2003                             Date: July 2, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Smith Barney Investment Series - Smith Barney Growth and Income Portfolio and will be retained by Smith Barney Investment Series - Smith Barney Growth and Income Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the of Smith Barney Investment Series - Smith Barney Government Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                       Chief Financial Officer
Smith Barney Investment Series -              Smith Barney Investment Series -
Smith Barney Government Portfolio             Smith Barney Government Portfolio



/s/ R. Jay Gerken                             /s/ Richard Peteka
---------------------------                   ----------------------------
R. Jay Gerken                                 Richard Peteka
Date: July 2, 2003                            Date: July 2, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Smith Barney Investment Series - Smith Barney Government Portfolio and will retained by Smith Barney Investment Series - Smith Barney Government Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.